UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number
    811-22481
                                                                Apollo Senior Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)
9 West 57th Street
                                                                      New York, New York 10019
(Address of principal executive offices) (Zip code)
Joseph Moroney, President
9 West 57th Street
                                                                    New York, New York 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code:
(212)
 515-3200
Date of fiscal year end:
December 31
Date of reporting period:
June 30, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)
Apollo Tactical Income Fund Inc. (NYSE: AIF)
Semi-Annual Report
June 30, 2022
(unaudited)

TABLE OF CONTENTS

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary
As of June 30, 2022 (unaudited)

Dear Shareholders,
We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.
A number of interconnected and complex geopolitical and macroeconomic events combined to make the first half of 2022 one of the most difficult on record for credit markets in the US. While the senior secured floating-rate leveraged loan market has fared well relative to other asset classes, it was certainly not unscathed given technical pressure and volatility across all capital markets, with the S&P / LSTA Leveraged Loan Index (“S&P LLI”) declining
-4.6%
for the first six months of the year on a total return basis, and
-6.6%
in price; for context, the S&P 500 Index declined
-20.0%
over this time period, and high yield bonds declined
-14.0%
(as measured by the ICE BofA US High Yield Index). There were a number of factors that contributed to this weakness, many obvious and some more subtle. While the impact of less accommodative monetary policy by the Federal Reserve (“Fed”) on the fixed-income markets was broadly anticipated coming into the year, particularly around rates, the invasion by Russia of Ukraine in late February accelerated and exacerbated a number of inflationary pressures that compounded over time to create, both in and of themselves and in combination with the Fed, real headwinds to economic growth. While initial events in Eastern Europe clearly de-stabilized
markets, volatility has only increased alongside the growing uncertainty around the economic environment in the second half of the year, which is expected to continue into 2023. Compounding this volatility, the Fed has increasingly intensified its language as it relates to controlling inflation, with the March 16 th
rate hike the first since December 2018. Markets were shocked again in April when the March consumer price index (“CPI”) registered at 8.5% year over year, and the Fed again signaled its focus on inflation and the market began to price in the probabilities Fed actions would cause a short-term recession. In May, the Fed hiked rates by 50 basis points (“bps”) and in June, the Fed hiked rates by 75bps, the largest rate move at a single meeting since 1994. All of this new information was entering the market while new COVID variants continued to emerge, oil and gasoline prices surged, and supply chain disruptions, while in many places vastly improved, stubbornly persisted.
The implications here for various markets have been disparate. To start, a modest move higher in rates accelerated quickly into the second quarter, and rates have remained elevated despite indications that inflationary pressures may be abating. The US 10 Year Treasury Note was trading at 3.01% at the end of the second quarter compared to 1.51% at the end of 2021; short-dated rates have also moved substantially higher, with 3 Month LIBOR at 2.29% at the end of the second quarter compared to 0.21% at the end of 2021. LIBOR being higher than stated minimum interest rates (“Interest Rate Floors”) in the market has contributed to higher yields for loan products (all things held equal), these higher yields, in turn, contributed to better technical factors for floating-rate debt in contrast to other credit categories and also outperformance for floating-rate debt from a total-return perspective relative to other credit categories. That said, market volatility has increased in light of concerns around the economic environment going forward, and in light of the selling pressure created by outflows across markets. For context, loan funds experienced $4.1 billion of withdrawals from loan funds in the month of June, following $4.4 billion of outflows in May. Additionally, collateralized loan obligation (“CLO”) creation has been relatively muted this year compared to record volumes last year, particularly as liability spreads widen; towards the end of the second quarter, triple-A
spreads had moved wider to 220 bps. Viewed in aggregate, while floating-rate debt has performed meaningfully better than other categories given the benefit of higher base rates, overall volatility and general de-risking
has forced loan prices broadly lower
year-to-date,
with secondary prices falling to 92.16 vs. 98.64 (as measured by the S&P LLI) to finish 2021; that is the lowest level on price for the market since August of 2020.
At the same time, valuation metrics across the credit markets have moved to a place that is considerably more attractive than during many other volatility events in the market, and in some cases to levels that look historically cheap. At the end of Q2 the average spread to three years on the loan market (using the JPMorgan Leveraged Loan index) was 9.70% given higher base rates, elevated coupons and lower prices; other than a brief period during March of 2020, this was the highest measurement for this metric since late 2009. Spreads in general are also materially wider. Looking at the same index, the spread to maturity to the spread to three years is +247 bps to 661 bps. These return metrics are getting closer to a context where the relevant comparison is the global financial crisis of 2008-2009, vs. other post-crisis volatility events. At the same time, the primary loan market is essentially shut down with volatility on price leading to a lack of demand for new assets, and with banks essentially unable and unwilling to underwrite risk. The average new issue price declined to $95.15 in June for single-B
rated transactions, compared to $97.82 in May and $98.39 in April, while the average spread increased to SOFR+460 bps, the highest reading since December 2018 and 74bps wider than the average in 2021. Accordingly, we’ve seen a meaningful decline in primary loan issuance with only $15.9 billion pricing in June ($3.6 billion of which came from one transaction, CDK Global). This compares to $59.3 billion in June 2021. Year to date primary supply of senior loans is down 49% relative to the first half of 2021.

Semi-Annual Report  |  1

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary (continued)
As of June 30, 2022 (unaudited)

This has dramatically benefitted our ability to structure private, directly-originated debt in the Funds, which we believe will drive yields higher on the portfolio, improve overall credit quality and normalize the Funds’ net asset values. Direct origination is a very important initiative for us as managers of the Funds and we are excited about the benefits for shareholders of the Funds’ participation in our large-cap
origination efforts. As of the end of second quarter, originated debt comprised 14.4% of the AIF portfolio and we expect similar levels for AFT going forward.
Unlike recent periods of volatility in the loan market, like we experienced in December 2018 and March 2020, price action in the current environment has been less abrupt and more protracted, and we expect that markets will continue to be volatile through the third quarter. That said, as loan secondary prices move lower and the market gets cheaper in terms of valuation, we’re seeing broader participation and demand from sources taking advantage of open-end
fund outflows to buy assets at depressed prices. CLO creation has also increased of late, as loan prices come down and the liability market stabilizes making equity returns work at very attractive levels even in projected scenarios of greater economic stress. While we expect the broader capital markets will remain volatile, we intend to use opportunities to increase credit quality in the Funds, drive returns and take advantage of an increasingly attractive opportunity set. As always, we’re focused on credit selection, portfolio management on a micro- and macroeconomic basis and overlaying our perspectives on the trends impacting fundamental corporate performance, particularly consumer trends, energy prices, the housing market, and supply chain constraints with individual credits.
We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call
1-877-864-4834,
or visit our website at www.apollofunds.com.
Sincerely,
Apollo Credit Management, LLC

2  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Financial Data
As of June 30, 2022 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	93.3%
High-Yield Bonds	5.7%
Equity/Other	1.0%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.49%
Weighted Average Fixed-Rate Coupon	6.76%
Weighted Average Maturity (in years) (floating assets)	5.19
Weighted Average Maturity (in years) (fixed assets)	6.35
Weighted Average Modified Duration (in years) (fixed assets)	4.89
Weighted Average Modified Duration (in years) (e)	4.14
Average Position Size by Issuer (f)	$3,913,124
Number of Issuers (f)	98
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,041

Credit Quality (b)

BB	8.7%
B	73.4%
CCC+ or Lower	10.0%
Not Rated	7.9%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

High Tech Industries	14.8%
Services: Business	12.9%
Healthcare & Pharmaceuticals	12.5%
Banking, Finance, Insurance & Real Estate	7.0%
Containers, Packaging & Glass	7.0%
Total	54.2%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Garda World Security Corporation	2.7%
The Edelman Financial Center, LLC	2.7%
Solera, LLC	2.5%
UKG, Inc.	2.3%
Gainwell Acquisition Corporation	2.3%
DCert Buyer, Inc.	2.3%
Asurion, LLC	2.1%
Peraton Corporation	2.0%
LSF11 A5 Holdco, LLC	2.0%
Advantage Sales & Marketing Inc.	1.9%
Total	22.8%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2022. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and warrants and includes fixed and floating rate assets.
(f)	Excludes equity investments and warrants.
(g)	Excludes securities with no rating or non-performing defaulted securities as of June 30, 2022.

Semi-Annual Report  |  3

Apollo Senior Floating Rate Fund Inc.
Fund Performance
As of June 30, 2022 (unaudited)

Apollo Senior Floating Rate Fund Inc. (“AFT”) returned (9.38)% on a net asset value per share basis and (17.62)% on a market price per share basis for the period ending June 30, 2022, underperforming the S&P/LSTA Leveraged Loan Index, which returned (4.55)% for the period. As of June 30, 2022, AFT held 93.3% of its investment securities in first and second lien leveraged loans, 5.7% in high-yield bonds and 1.0% in equities and other securities.

Performance Comparison

	YTD		5 Yr		10 Yr		Since Inception (d)
AFT - Market Price	(17.62	)% (a)	1.94	% (a)(b)	3.95	% (a)(b)	3.33	% (a)(b)
AFT - NAV	(9.38	)% (a)	2.90	% (a)(b)	4.98	% (a)(b)	4.82	% (a)(b)
S&P/LSTA Leveraged Loan Index (c)	(4.55)%		2.91	% (b)	3.74	% (b)	3.60	% (b)

Distributions (e)

Current Monthly Distribution (per share)	$0.085
Current Distribution Rate at Market Price (f)	7.95%
Current Distribution Rate at NAV (f)	7.08%

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 23, 2011.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end
market price and NAV. Special distributions are not included in the calculation.

4  |  Semi-Annual Report

Apollo Tactical Income Fund Inc.
Financial Data
As of June 30, 2022 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	72.8%
High-Yield Bonds	19.4%
Structured Products	6.8%
Equity/Other	1.0%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	5.13%
Weighted Average Fixed-Rate Coupon	5.92%
Weighted Average Maturity (in years) (floating assets)	5.70
Weighted Average Maturity (in years) (fixed assets)	6.19
Weighted Average Modified Duration (in years) (fixed assets)	4.91
Weighted Average Modified Duration (in years) (e)	4.29
Average Position Size by Issuer (f)	$3,825,517
Number of Issuers (f)	93
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,229

Credit Quality (b)

BBB	0.8%
BB	12.0%
B	54.0%
CCC+ or Lower	14.3%
Not Rated	18.9%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

High Tech Industries	13.1%
Healthcare & Pharmaceuticals	12.8%
Media: Advertising, Printing & Publishing	8.1%
Chemicals, Plastics & Rubber	5.8%
Services: Business	5.6%
Total	45.4%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Gainwell Acquisition Corporation	2.6%
LSF11 A5 Holdco, LLC	2.6%
Churchill Middle Market CLO, Ltd.	2.5%
DCert Buyer, Inc.	2.4%
Solera, LLC	2.3%
Peraton Corporation	2.2%
Mavis Tire Express Services Corp.	2.2%
Athenahealth, Inc.	2.2%
LABL, Inc.	2.0%
McGraw-Hill Education, Inc.	1.9%
Total	22.9%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2022. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 6.8% of the portfolio as of June 30, 2022.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and warrants and includes fixed and floating rate assets.
(f)	Excludes equity investments and warrants.
(g)	Excludes securities with no rating or non-performing defaulted securities as of June 30, 2022.

Semi-Annual Report  |  5

Apollo Tactical Income Fund Inc.
Fund Performance
As of June 30, 2022 (unaudited)

Apollo Tactical Income Fund Inc. (“AIF”) returned (11.56)% on a net asset value per share basis and (18.41)% on a market price per share basis for the period ending June 30, 2022, underperforming the S&P/LSTA Leveraged Loan Index, which returned (4.55)% for the period. As of June 30, 2022, AIF held 72.8% of its investment securities in first and second lien leveraged loans, 19.4% in high-yield bonds, 6.8% in collateralized loan obligations (“CLOs”), and 1.0% in equities and other securities.

Performance Comparison

	YTD		5 Yr		Since Inception (d)
AIF - Market Price	(18.41	)% (a)	1.84	% (a)(b)	3.04	% (a)(b)
AIF - NAV	(11.56	)% (a)	3.59	% (a)(b)	5.31	% (a)(b)
S&P/LSTA Leveraged Loan Index (c)	(4.55)%		2.91	% (b)	3.34	% (b)

Distributions (e)

Current Monthly Distribution (per share)	$0.090
Current Distribution Rate at Market Price (f)	8.97%
Current Distribution Rate at NAV (f)	7.67%

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 25, 2013.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end
market price and NAV. Special distributions are not included in the calculation.

6  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans - 145.6% (a)

AEROSPACE & DEFENSE - 6.4%

Maxar Technologies Inc.
First Lien Term Loan B, (1M SOFR + 4.25%, 0.50% Floor), 5.88%, 06/14/29 (b)(c)	1,257,034	1,195,232
Peraton Corporation
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28 (c)	7,564,896	7,124,506
Propulsion (BC) Finco SARL (Spain)
First Lien Term Loan, (SOFR + 4.00%, 0.50% Floor), 4.50%, 02/10/29 (b)(c)(e)	932,270	885,656
Vertex Aerospace Services Corp.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/06/28 (c)	4,313,270	4,105,716
First Lien Term Loan, (SOFR + 4.00%, 0.75% Floor), 4.75%, 12/06/28 (b)(c)	1,167,881	1,118,246

		14,429,356

AUTOMOTIVE - 1.0%

Truck Hero, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28 (b)(c)	2,571,653	2,310,630

BANKING, FINANCE, INSURANCE & REAL ESTATE - 10.2%

Alliant Holdings Intermediate, LLC
First Lien Term Loan B4, (1M LIBOR + 3.50%, 0.50% Floor), 5.01%, 11/05/27 (c)	3,482,456	3,250,002
Apex Group Treasury, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 6.00%, 07/27/28 (c)	2,956,518	2,808,692
Asurion, LLC
First Lien Term Loan B8, (1M LIBOR + 3.25%, 0.00% Floor), 4.92%, 12/23/26 (b)(c)	949,792	863,722
First Lien Term Loan B9, (1M LIBOR + 3.25%, 0.00% Floor), 4.92%, 07/31/27 (c)	1,989,924	1,805,856
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 6.92%, 01/31/28 (c)	1,483,118	1,273,627
Second Lien Term Loan B4, (1M LIBOR + 5.25%, 0.00% Floor), 6.92%, 01/20/29 (c)	4,126,347	3,525,964
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 5.17%, 04/07/28 (c)	5,235,788	4,859,466
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 8.42%, 07/20/26 (c)	4,931,380	4,543,034

		22,930,363

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO - 1.7%

Primary Products Finance LLC
First Lien Term Loan, (3M SOFR + 4.00%, 0.50% Floor), 4.65%, 04/01/29 (c)	3,843,318	3,747,831

CAPITAL EQUIPMENT - 2.9%

Pro Mach Group, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 1.00% Floor), 5.67%, 08/31/28 (b)(c)	3,532,684	3,341,707
Safe Fleet Holdings, LLC
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26 (c)	1,403,846	1,328,979
SPX Flow, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 0.50% Floor), 6.13%, 04/05/29 (c)	1,993,588	1,863,008

		6,533,694

CHEMICALS, PLASTICS, & RUBBER - 9.7%

Archroma Finance SARL (Luxembourg)
First Lien Term Loan B2, (3M LIBOR + 4.25%, 0.00% Floor), 5.43%, 08/12/24 (c)(e)	3,894,654	3,738,868
Geon Performance Solutions, LLC
First Lien Term Loan B, (1M LIBOR + 4.50%, 0.75% Floor), 6.17%, 08/18/28 (c)	3,317,315	3,151,450
LSF11 A5 Holdco LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 5.14%, 10/15/28 (c)	7,040,883	6,607,446
Luxembourg Investment Company 428 SARL (Luxembourg)
First Lien Term Loan B, (3M SOFR + 5.00%, 0.50% Floor), 7.05%, 01/03/29 (c)(e)	4,359,375	4,119,609
Olympus Water US Holding Corporation
First Lien Term Loan, (3M SOFR + 4.50%, 0.50% Floor), 6.65%, 11/09/28 (c)	2,422,499	2,280,177
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 6.06%, 11/09/28 (c)	427,497	399,443
W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.50% Floor), 6.06%, 09/22/28 (c)	1,442,985	1,373,361

		21,670,354

CONSTRUCTION & BUILDING - 2.7%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.92%, 04/05/24 (c)	6,701,215	4,784,198

See accompanying Notes to Consolidated Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

CONSTRUCTION & BUILDING (continued)

Oscar Acquisitionco, LLC
First Lien Term Loan, (SOFR + 4.50%, 0.50% Floor), 6.01%, 04/29/29 (c)	1,313,775	1,179,113

		5,963,311

CONSUMER GOODS: DURABLE - 0.5%

Mattress Firm, Inc.
First Lien Term Loan B, (6M LIBOR + 4.25%, 0.75% Floor), 5.64%, 09/25/28 (c)	1,383,239	1,199,960

CONSUMER GOODS: NON-DURABLE - 1.7%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 5.13%, 12/21/28 (c)	2,383,562	2,234,589
Second Lien Term Loan, (1M SOFR + 6.00%, 0.50% Floor), 7.63%, 12/20/29 (c)(d)	1,710,576	1,599,389

		3,833,978

CONTAINERS, PACKAGING & GLASS - 10.5%

Anchor Glass Container Corp.
First Lien Term Loan, (1M/3M LIBOR + 2.75%, 1.00% Floor), 3.76%, 12/07/23 (b)(c)	4,265,985	3,469,590
First Lien Term Loan, (1M LIBOR + 5.00%, 1.00% Floor), 6.01%, 12/07/23 (c)	1,586,278	1,272,988
Berlin Packaging LLC
First Lien Term Loan B, (1M/3M LIBOR + 3.75%, 0.50% Floor), 4.89%, 03/11/28 (c)	4,332,239	4,043,409
Iris Holding, Inc.
First Lien Term Loan, (SOFR + 4.75%, 0.50% Floor), 6.34%, 06/15/28 (c)	1,630,000	1,492,811
LABL, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.50% Floor), 6.67%, 10/29/28 (c)	5,648,227	5,245,791
MAR Bidco SARL (Luxembourg)
First Lien Term Loan, (3M LIBOR + 4.05%, 0.50% Floor), 6.30%, 07/07/28 (c)(e)	2,911,410	2,707,612
Trident TPI Holdings, Inc.
First Lien Delayed Draw Term Loan B3, (3M LIBOR + 4.00%, 0.50% Floor), 6.25%, 09/15/28 (c)	471,448	443,632
First Lien Term Loan B3, (3M LIBOR + 4.00%, 0.50% Floor), 6.25%, 09/15/28 (c)	5,287,683	4,975,710

		23,651,543

	Principal Amount ($)	Value ($)

ENVIRONMENTAL INDUSTRIES - 2.7%

Dispatch Acquisition Holdings, LLC
First Lien Term Loan, (1M SOFR + 4.78%, 0.75% Floor), 6.83%, 03/27/28 (c)(d)	500,000	460,000
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 6.50%, 03/27/28 (c)	2,970,000	2,702,700
LTR Intermediate Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 1.00% Floor), 6.75%, 05/05/28 (c)	3,226,946	2,968,791

		6,131,491

FOREST PRODUCTS & PAPER - 1.1%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 6.00%, 02/04/28 (c)(e)	2,677,095	2,496,391

HEALTHCARE & PHARMACEUTICALS - 18.8%

Athenahealth, Inc.
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 5.01%, 02/15/29 (c)	5,102,026	4,713,022
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (3M LIBOR + 6.00%, 0.75% Floor), 8.31%, 09/20/27 (c)(d)	2,089,285	1,984,820
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 6.55%, 02/01/27 (b)(c)	4,068,337	3,505,258
CHG Healthcare Services, Inc.
First Lien Term Loan, (6M LIBOR + 3.25%, 0.50% Floor), 4.75%, 09/29/28 (c)	3,951,006	3,747,529
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27 (c)	8,607,575	8,163,768
Loire Finco Luxembourg SARL (United Kingdom)
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.42%, 04/21/27 (c)(e)	1,975,125	1,866,493
LSCS Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 0.50% Floor), 6.73%, 12/16/28 (c)	2,031,675	1,940,249
MPH Acquisition Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.50% Floor), 5.82%, 09/01/28 (c)	3,017,722	2,786,866
Pacira Biosciences, Inc.
First Lien Term Loan, (3M SOFR + 7.00%, 0.75% Floor), 7.81%, 12/07/26 (c)(d)	1,907,116	1,864,206

8  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Phoenix Newco, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.50% Floor), 4.92%, 11/15/28 (c)	5,252,931	4,946,948
Resonetics, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.75% Floor), 5.24%, 04/28/28 (c)	3,970,000	3,781,425
Sunshine Luxembourg VII SARL (Luxembourg)
First Lien Term Loan B-3, (3M LIBOR + 3.75%, 0.75% Floor), 6.00%, 10/01/26 (c)(e)	2,992,424	2,779,738

		42,080,322

HIGH TECH INDUSTRIES - 22.8%

Anaplan, Inc.
First Lien Term Loan, (SOFR + 6.50%, 0.75% Floor), 8.01%, 06/21/28 (c)(d)	5,650,529	5,537,518
Atlas CC Acquisition Corp.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28 (c)	3,207,553	2,973,017
First Lien Term Loan C, (3M LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28 (c)	652,384	604,681
DCert Buyer, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 5.67%, 10/16/26 (c)	4,639,776	4,447,550
Second Lien Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 8.67%, 02/19/29 (c)	3,927,401	3,672,120
Electronics for Imaging, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 6.67%, 07/23/26 (c)	4,965,686	4,452,582
Flexera Software LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 5.37%, 03/03/28 (c)	5,417,834	5,148,297
Greeneden U.S. Holdings II, LLC
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27 (c)	2,209,912	2,119,306
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.40%, 01/12/26 (b)(c)	5,508,037	4,973,757
Imprivata, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.50% Floor), 5.42%, 12/01/27 (c)	497,481	479,139
Second Lien Term Loan, (1M SOFR + 6.25%, 0.50% Floor), 7.78%, 12/01/28 (c)(d)	2,205,882	2,216,912

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Riverbed Technology, Inc.
First Lien Exit Term Loan, (2.00% PIK), (3M LIBOR + 6.00%, 1.00% Floor), 7.63%, 12/07/26 (c)(d)(f)	823,185	493,656
Sovos Compliance, LLC
First Lien Delayed Draw Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 6.15%, 08/11/28 (c)	368,151	347,788
First Lien Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 6.17%, 08/11/28 (c)	2,121,190	2,003,867
UKG, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.00% Floor), 5.42%, 05/04/26 (c)	7,670,882	7,270,117
Second Lien Term Loan, (3M LIBOR + 5.25%, 0.50% Floor), 6.21%, 05/03/27 (c)	1,000,000	930,500
Virtusa Corporation
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 5.38%, 02/15/29 (c)	3,768,077	3,573,399

		51,244,206

HOTEL, GAMING & LEISURE - 5.0%

Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 3.50%, 0.00% Floor), 5.17%, 07/21/25 (c)	4,276,203	4,132,416
Fertitta Entertainment, LLC
First Lien Term Loan B, (1M SOFR + 4.00%, 0.50% Floor), 5.53%, 01/27/29 (c)	5,483,466	5,072,233
The Enterprise Development Authority
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.92%, 02/28/28 (c)	1,993,481	1,913,124

		11,117,773

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 5.1%

Associations Inc.
First Lien Term Loan, (2.50% PIK), (3M/6M LIBOR + 6.50%, 1.00% Floor), 7.50%, 07/02/27 (c)(d)(f)	3,000,000	2,970,000
Houghton Mifflin Harcourt Company
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 6.88%, 04/09/29 (c)	4,180,581	3,801,737
McGraw-Hill Education, Inc.
First Lien Term Loan, (6M LIBOR + 4.75%, 0.50% Floor), 5.55%, 07/28/28 (c)	5,179,852	4,705,015

		11,476,752

See accompanying Notes to Consolidated Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

MEDIA: BROADCASTING & SUBSCRIPTION - 2.2%

Anuvu Holdings 2, LLC
First Lien Delayed Draw Term Loan, (3M LIBOR + 7.00%, 1.00% Floor), 9.15%, 09/25/23 (c)(d)	74,320	72,090
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 10.15%, 03/24/25 (c)	2,479,047	2,423,269
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 10.40%, 03/23/26 (c)(d)(f)	2,006,544	1,785,824
Univision Communications Inc.
First Lien Term Loan B, (3M SOFR + 4.25%, 0.50% Floor), 6.25%, 06/24/29 (c)	659,340	630,217

		4,911,400

RETAIL - 5.2%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22 (d)(g)(h)(j)	196,013	—
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23 (c)(d)(g)(j)	868,743	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23 (c)(d)(g)(j)	1,063,663	—
First Lien Vendor Term Loan, 0.00%, 05/15/20 (d)(g)(h)(j)	35,263	—
Claire’s Stores, Inc.
First Lien Term Loan B, (1M LIBOR + 6.50%, 0.00% Floor), 8.17%, 12/18/26 (c)	1,034,392	986,120
Petco Health and Wellness Company, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 0.75% Floor), 5.50%, 03/03/28 (c)	3,975,930	3,757,870
PetSmart, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28 (c)	4,762,794	4,497,268
Tory Burch LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 0.50% Floor), 4.67%, 04/16/28 (c)	2,749,040	2,478,438

		11,719,696

SERVICES: BUSINESS - 18.4%

Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (1M LIBOR + 4.50%, 0.75% Floor), 6.17%, 10/28/27 (c)	3,974,103	3,667,103

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Allied Universal Holdco LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 0.50% Floor), 5.42%, 05/12/28 (b)(c)	1,910,015	1,754,826
CareStream Health, Inc.
First Lien Term Loan, (3M LIBOR + 7.25%, 1.00% Floor), 9.50%, 05/08/23 (c)	118,633	118,010
Second Lien Term Loan, (8.00% PIK), (3M LIBOR + 12.50%, 1.00% Floor), 14.75%, 08/08/23 (c)(d)(f)	2,632,311	1,855,779
Central Parent Inc
First Lien Term Loan B, (SOFR + 4.50%, 0.50% Floor), 5.00%, 06/08/29 (b)(c)	2,660,720	2,522,376
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27 (c)	6,302,253	5,918,225
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27 (c)	3,889,051	3,603,051
Garda World Security Corporation (Canada)
First Lien Term Loan B, (1M SOFR + 4.25%, 0.00% Floor), 5.75%, 02/01/29 (c)(e)	1,734,748	1,600,305
First Lien Term Loan B2, (1M LIBOR + 4.25%, 0.00% Floor), 5.90%, 10/30/26 (c)(e)	8,539,602	7,941,830
Ingenovis Health, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 6.01%, 03/06/28 (c)	3,973,839	3,780,114
Solera, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.50% Floor), 5.67%, 06/02/28 (c)	4,043,898	3,748,552
Second Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/04/29 (c)	4,898,633	4,883,350

		41,393,521

SERVICES: CONSUMER - 1.1%

2U, Inc.
First Lien Term Loan, (3M LIBOR + 5.75%, 0.75% Floor), 8.00%, 12/30/24 (c)(d)	2,425,500	2,401,245

TELECOMMUNICATIONS - 6.6%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 5.17%, 07/23/25 (c)	2,618,211	2,457,309
MLN US HoldCo LLC
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 5.62%, 11/30/25 (c)(d)	4,050,526	2,794,863

10  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

TELECOMMUNICATIONS (continued)

Orbcomm, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.92%, 09/01/28 (c)	1,019,434	948,925
Radiate Holdco, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26 (c)	2,286,672	2,131,899
U.S. TelePacific Corp.
First Lien Term Loan, (7.25% PIK), (3M SOFR + 8.25%, 1.00% Floor), 9.25%, 05/01/26 (c)(d)(f)	5,914,328	2,966,035
Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.25%, 0.50% Floor), 6.30%, 03/22/29 (c)(e)	2,662,619	2,493,875
Zayo Group Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 5.78%, 03/09/27 (c)	1,028,103	963,631

		14,756,537

TRANSPORTATION: CONSUMER - 5.2%

The Hertz Corporation
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.50% Floor), 4.92%, 06/30/28 (c)	3,215,268	3,037,271
First Lien Term Loan C, (1M LIBOR + 3.25%, 0.50% Floor), 4.92%, 06/30/28 (c)	612,075	578,191
Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 5.67%, 01/25/24 (c)	3,956,176	3,548,195
United Airlines, Inc.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28 (c)	4,796,378	4,478,642

		11,642,299

UTILITIES: ELECTRIC - 1.3%

Talen Energy Supply, LLC
First Lien Delayed Draw Term Loan, (3M SOFR + 4.75%, 0.75% Floor), 6.68%, 11/13/23 (b)(c)	2,898,491	2,873,129

WHOLESALE - 2.8%

LBM Acquisition, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/17/27 (b)(c)	7,473,853	6,162,453

Total Senior Loans (Cost $353,993,909)		326,678,235

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds - 8.9%

AUTOMOTIVE - 1.7%

Carvana Co.
10.25%, 05/01/30 (h)(i)	4,735,000	3,898,373

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.3%

KCF Puerto Rico, LLC (Puerto Rico)
0.00%, 06/28/28 (d)(e)(j)	1,328,370	765,531

CONTAINERS, PACKAGING & GLASS - 0.4%

LABL, Inc.
5.88%, 11/01/28 (h)(i)	1,000,000	809,302

ENERGY: OIL & GAS - 1.3%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26 (h)(i)	483,000	432,841
10.50%, 05/15/27 (h)(i)	2,538,000	2,401,760

		2,834,601

FOREST PRODUCTS & PAPER - 0.6%

Spa US Holdco, Inc. (Finland)
4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,263,187

HEALTHCARE & PHARMACEUTICALS - 0.8%

Athenahealth, Inc.
6.50%, 02/15/30 (h)(i)	995,000	830,372
Embecta Corp.
5.00%, 02/15/30 (h)(i)	1,063,000	894,032

		1,724,404

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.4%

McGraw-Hill Education, Inc.
5.75%, 08/01/28 (h)(i)	1,000,000	858,195

MEDIA: BROADCASTING & SUBSCRIPTION - 0.7%

CSC Holdings, LLC
4.13%, 12/01/30 (h)(i)	2,000,000	1,565,360

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	18,879	—
Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18 (d)(g)(h)(i)(j)	639,000	—

		—

SERVICES: BUSINESS - 1.6%

Advantage Sales & Marketing Inc.
6.50%, 11/15/28 (h)(i)	3,250,000	2,792,400
Allied Universal Holdco LLC
4.63%, 06/01/28 (h)(i)	1,000,000	827,623

		3,620,023

See accompanying Notes to Consolidated Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

TELECOMMUNICATIONS - 1.1%

Frontier Communications Holdings, LLC
5.00%, 05/01/28 (h)(i)	3,042,000	2,592,575

Total Corporate Notes and Bonds (Cost $22,117,358)		19,931,551

	Quantity	Value ($)
Common Stocks - 0.9%

AUTOMOTIVE - 0.0%

APC Parent, Inc. (d)	241,972	—

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc. (d)	28,252	77,693

HIGH TECH INDUSTRIES - 0.1%

Riverbed Holdings, Inc. (j)	32,644	105,114

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc. (d)(j)	3,133	25,253

MEDIA: BROADCASTING & SUBSCRIPTION - 0.8%

Anuvu Corp. (d)(j)	108,418	1,804,075

RETAIL - 0.0%

Charming Charlie, LLC (d)(j)	8,890,519	—

Total Common Stocks (Cost $4,570,541)		2,012,135

	Quantity	Value ($)

Preferred Stocks - 0.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Somers Group Holdings Ltd. (Bermuda)
(LIBOR + 6.68%, 1.00 Floor), 7.68% (d)(e)	37,863	903,979

HIGH TECH INDUSTRIES - 0.1%

Riverbed Holdings, Inc. (d)	22,342	281,733

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK) (d)(f)(h)	3,353	155,129

Total Preferred Stocks (Cost $1,644,911)		1,340,841

Warrants - 0.0%

SERVICES: BUSINESS - 0.0%

CareStream Health, Inc. (d)(j)	79	—

Total Warrants (Cost $0)		—

Total Investments-156.0%		349,962,762
(Cost of $382,326,719)
Other Assets & Liabilities, Net-1.9%		4,392,791
Loan Outstanding-(57.9)% (k)(l)		(129,974,335)

Net Assets (Applicable to Common Shares)-100.0%		224,381,218

12  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2022. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”); however the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by one or more major U.S. banks (“Prime”) may also be used. The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of June 30, 2022, the 1, 3 and 6 month LIBOR rates were 1.79%, 2.29% and 2.94%, respectively, the 1, 3 and 6 month SOFR rates were 1.69%, 2.12% and 2.63%, respectively, and the Prime lending rate was 4.75%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2022, these securities amounted to $19,166,020, or 8.54% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $130,000,000 less unamortized deferred financing costs of $25,665.

See accompanying Notes to Consolidated Financial Statements.  |  13

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans - 113.9% (a)

AEROSPACE & DEFENSE - 6.6%

Maxar Technologies Inc.
First Lien Term Loan B, (1M SOFR + 4.25%, 0.50% Floor), 5.88%, 06/14/29 (b)(c)	1,147,214	1,090,811
Peraton Corporation
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28 (c)	7,564,896	7,124,506
Vertex Aerospace Services Corp.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/06/28 (c)	4,313,270	4,105,716
First Lien Term Loan, (SOFR + 4.00%, 0.75% Floor), 4.75%, 12/06/28 (b)(c)	1,167,881	1,118,246

		13,439,279

AUTOMOTIVE - 1.1%

Truck Hero, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28 (b)(c)	2,425,354	2,179,181

BANKING, FINANCE, INSURANCE & REAL ESTATE - 5.8%

Alliant Holdings Intermediate, LLC
First Lien Term Loan B4, (1M LIBOR + 3.50%, 0.50% Floor), 5.01%, 11/05/27 (b)(c)	2,989,962	2,790,382
Asurion, LLC
First Lien Term Loan B8, (1M LIBOR + 3.25%, 0.00% Floor), 4.92%, 12/23/26 (b)(c)	2,698,746	2,454,186
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 6.92%, 01/31/28 (c)	918,120	788,436
Second Lien Term Loan B4, (1M LIBOR + 5.25%, 0.00% Floor), 6.92%, 01/20/29 (c)	3,079,570	2,631,492
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 5.17%, 04/07/28 (c)	997,481	925,787
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 8.42%, 07/20/26 (c)	2,428,369	2,237,136

		11,827,419

BEVERAGE, FOOD & TOBACCO - 1.0%

Ultimate Baked Goods Midco LLC
First Lien Revolving Term Loan, (1M LIBOR + 6.37%, 1.00% Floor), 8.03%, 08/13/27 (c)(d)	149,189	144,937
First Lien Term Loan L, (1M LIBOR + 6.50%, 1.00% Floor), 8.17%, 08/13/27 (c)(d)	2,041,095	1,982,924

		2,127,861

	Principal Amount ($)	Value ($)

CAPITAL EQUIPMENT - 3.2%

Pro Mach Group, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 1.00% Floor), 5.67%, 08/31/28 (b)(c)	3,532,684	3,341,707
Safe Fleet Holdings, LLC
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26 (c)	1,403,846	1,328,979
SPX Flow, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 0.50% Floor), 6.13%, 04/05/29 (c)	1,993,588	1,863,008

		6,533,694

CHEMICALS, PLASTICS, & RUBBER - 7.0%

Geon Performance Solutions, LLC
First Lien Term Loan B, (1M LIBOR + 4.50%, 0.75% Floor), 6.17%, 08/18/28 (c)	3,317,315	3,151,450
LSF11 A5 Holdco LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 5.14%, 10/15/28 (c)	5,985,000	5,616,563
Luxembourg Investment Company 428 SARL (Luxembourg)
First Lien Term Loan B, (3M SOFR + 5.00%, 0.50% Floor), 7.05%, 01/03/29 (c)(e)	4,359,375	4,119,609
W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.50% Floor), 6.06%, 09/22/28 (c)	1,442,985	1,373,361

		14,260,983

CONSTRUCTION & BUILDING - 4.6%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.92%, 04/05/24 (c)	6,489,250	4,632,870
Keystone Acquisition Corp.
First Lien Term Loan, (3M LIBOR + 5.75%, 0.75% Floor), 7.95%, 01/26/29 (c)(d)	4,011,685	3,991,626
Oscar Acquisitionco, LLC
First Lien Term Loan, (SOFR + 4.50%, 0.50% Floor), 6.01%, 04/29/29 (c)	875,850	786,076

		9,410,572

CONSUMER GOODS: DURABLE - 0.6%
Mattress Firm, Inc.
First Lien Term Loan B, (6M LIBOR + 4.25%, 0.75% Floor), 5.64%, 09/25/28 (c)	1,383,239	1,199,960

14  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

CONSUMER GOODS: NON-DURABLE - 0.8%

ABG Intermediate Holdings 2 LLC
Second Lien Term Loan, (1M SOFR + 6.00%, 0.50% Floor), 7.63%, 12/20/29 (c)(d)	1,710,576	1,599,389

CONTAINERS, PACKAGING & GLASS - 5.4%

Anchor Glass Container Corp.
First Lien Term Loan, (1M/3M LIBOR + 2.75%, 1.00% Floor), 3.76%, 12/07/23 (b)(c)	4,178,805	3,398,685
First Lien Term Loan, (1M LIBOR + 5.00%, 1.00% Floor), 6.01%, 12/07/23 (c)	1,494,176	1,199,077
Iris Holding, Inc.
First Lien Term Loan, (SOFR + 4.75%, 0.50% Floor), 6.34%, 06/15/28 (c)	1,630,000	1,492,811
LABL, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.50% Floor), 6.67%, 10/29/28 (c)	5,270,174	4,894,674

		10,985,247

ENVIRONMENTAL INDUSTRIES - 1.5%

LTR Intermediate Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 1.00% Floor), 6.75%, 05/05/28 (c)	3,226,946	2,968,791

FOREST PRODUCTS & PAPER - 2.1%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 6.00%, 02/04/28 (b)(c)(e)	4,667,107	4,352,078

HEALTHCARE & PHARMACEUTICALS - 16.2%

Athenahealth, Inc.
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 5.01%, 02/15/29 (c)	3,906,532	3,608,679
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (3M LIBOR + 6.00%, 0.75% Floor), 8.31%, 09/20/27 (c)(d)	2,646,427	2,514,105
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 6.55%, 02/01/27 (b)(c)	3,218,843	2,773,339
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27 (c)	8,607,575	8,163,768
Gateway US Holdings, Inc.
First Lien Delayed Draw Term Loan, (SOFR + 5.50%, 0.75% Floor), 8.33%, 09/22/24 (c)(d)	151,994	150,474
First Lien Revolving Term Loan, (SOFR + 5.50%, 0.75% Floor), 8.23%, 09/22/24 (c)(d)	5,634	5,578

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Gateway US Holdings, Inc. (continued)
First Lien Term Loan, (SOFR + 5.50%, 0.75% Floor), 7.70%, 09/22/24 (c)(d)	2,803,061	2,775,031
Inovalon Holdings, Inc.
First Lien Term Loan, (2.75% PIK), (1M LIBOR + 6.25%, 0.75% Floor), 7.22%, 11/24/28 (c)(d)(f)	6,280,151	6,123,147
Second Lien Term Loan, (10.50% PIK), (1M LIBOR + 10.50%, 0.75% Floor), 12.13%, 11/25/33 (c)(d)(f)	106,781	98,772
Pacira Biosciences, Inc.
First Lien Term Loan, (3M SOFR + 7.00%, 0.75% Floor), 7.81%, 12/07/26 (c)(d)	1,907,116	1,864,205
Tivity Health, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 0.75% Floor), 8.01%, 06/28/29 (c)(d)	5,000,000	4,925,000

		33,002,098

HIGH TECH INDUSTRIES - 19.5%

Anaplan, Inc.
First Lien Term Loan, (SOFR + 6.50%, 0.75% Floor), 8.01%, 06/21/28 (c)(d)	5,650,529	5,537,518
DCert Buyer, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 5.67%, 10/16/26 (c)	4,176,883	4,003,834
Second Lien Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 8.67%, 02/19/29 (c)	3,933,068	3,677,419
Greeneden U.S. Holdings II, LLC
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27 (c)	2,992,424	2,869,735
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.40%, 01/12/26 (c)	6,799,683	6,140,114
Imprivata, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.50% Floor), 5.42%, 12/01/27 (c)	497,481	479,139
Second Lien Term Loan, (1M SOFR + 6.25%, 0.50% Floor), 7.78%, 12/01/28 (c)(d)	2,205,882	2,216,911
IQN Holding Corp.
First Lien Term Loan, (3M SOFR + 5.50%, 0.75% Floor), 6.90%, 05/02/29 (c)(d)	3,877,005	3,838,235
Riverbed Technology, Inc.
First Lien Exit Term Loan, (2.00% PIK), (3M LIBOR + 6.00%, 1.00% Floor), 7.63%, 12/07/26 (c)(d)(f)	734,986	440,764

See accompanying Notes to Consolidated Financial Statements.  |  15

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

HIGH TECH INDUSTRIES (continued)

Sovos Compliance, LLC
First Lien Delayed Draw Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 6.15%, 08/11/28 (c)	368,151	347,788
First Lien Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 6.17%, 08/11/28 (c)	2,121,190	2,003,867
UKG, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.00% Floor), 5.42%, 05/04/26 (c)	3,850,187	3,649,034
Second Lien Term Loan, (3M LIBOR + 5.25%, 0.50% Floor), 6.21%, 05/03/27 (c)	2,000,000	1,861,000
Virtusa Corporation
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 5.38%, 02/15/29 (c)	2,770,577	2,627,435

		39,692,793

HOTEL, GAMING & LEISURE - 2.3%

Fertitta Entertainment, LLC
First Lien Term Loan B, (1M SOFR + 4.00%, 0.50% Floor), 5.53%, 01/27/29 (c)	2,989,716	2,765,502
The Enterprise Development Authority
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.92%, 02/28/28 (c)	1,993,481	1,913,124

		4,678,626

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 10.9%

Accelerate360 Holdings, LLC
First Lien Revolving Term Loan, (SOFR + 5.50%, 0.00% Floor), 7.23%, 02/11/27 (c)(d)	890,529	890,529
First Lien Term Loan L, (SOFR + 5.50%, 0.00% Floor), 7.23%, 02/11/27 (c)(d)	5,000,000	5,000,000
Associations Inc.
First Lien Term Loan, (2.50% PIK), (3M/6M LIBOR + 6.50%, 1.00% Floor), 7.50%, 07/02/27 (c)(d)(f)	3,000,000	2,970,000
Houghton Mifflin Harcourt Company
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 6.88%, 04/09/29 (c)	4,180,581	3,801,737
McGraw-Hill Education, Inc.
First Lien Term Loan, (6M LIBOR + 4.75%, 0.50% Floor), 5.55%, 07/28/28 (c)	5,179,852	4,705,015
R. R. Donnelley & Sons Company
First Lien Term Loan B, (1M SOFR + 5.00%, 0.50% Floor), 6.63%, 11/01/26 (c)(d)	4,949,560	4,850,568

		22,217,849

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION - 2.3%

Anuvu Holdings 2, LLC
First Lien Delayed Draw Term Loan, (3M LIBOR + 7.00%, 1.00% Floor), 9.15%, 09/25/23 (c)(d)	70,337	68,227
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 10.15%, 03/24/25 (c)	2,346,207	2,293,417
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 10.40%, 03/23/26 (c)(d)(f)	1,899,023	1,690,131
Univision Communications Inc.
First Lien Term Loan B, (3M SOFR + 4.25%, 0.50% Floor), 6.25%, 06/24/29 (c)	659,340	630,217

		4,681,992

RETAIL - 3.3%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22 (d)(g)(h)(j)	59,069	—
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23 (c)(d)(g)(j)	261,799	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23 (c)(d)(g)(j)	320,539	—
First Lien Vendor Term Loan, 0.00%, 05/15/20 (d)(g)(h)(j)	10,627	—
Claire’s Stores, Inc.
First Lien Term Loan B, (1M LIBOR + 6.50%, 0.00% Floor), 8.17%, 12/18/26 (c)	1,034,392	986,120
PetSmart, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28 (c)	4,429,315	4,182,381
Tory Burch LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 0.50% Floor), 4.67%, 04/16/28 (c)	1,832,693	1,652,292

		6,820,793

SERVICES: BUSINESS - 7.3%

Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (1M LIBOR + 4.50%, 0.75% Floor), 6.17%, 10/28/27 (c)	1,987,052	1,833,553
CareStream Health, Inc.
First Lien Term Loan, (3M LIBOR + 7.25%, 1.00% Floor), 9.50%, 05/08/23 (c)	55,356	55,065
Second Lien Term Loan, (8.00% PIK), (3M LIBOR + 12.50%, 1.00% Floor), 14.75%, 08/08/23 (c)(d)(f)	1,228,279	865,937

16  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

SERVICES: BUSINESS (continued)

Central Parent Inc
First Lien Term Loan B, (SOFR + 4.50%, 0.50% Floor), 5.00%, 06/08/29 (b)(c)	2,660,720	2,522,376
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27 (c)	2,562,117	2,373,699
Solera, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.50% Floor), 5.67%, 06/02/28 (c)	2,845,826	2,637,981
Second Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/04/29 (c)	4,561,123	4,546,893

		14,835,504

SERVICES: CONSUMER - 2.1%

Mavis Tire Express Services Corporation
First Lien Term Loan B, (1M SOFR + 4.00%, 0.75% Floor), 5.63%, 05/04/28 (c)	4,649,269	4,312,197

TELECOMMUNICATIONS - 5.1%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 5.17%, 07/23/25 (c)	2,396,602	2,249,319
MLN US HoldCo LLC
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 5.62%, 11/30/25 (c)(d)	2,430,316	1,676,918
U.S. TelePacific Corp.
First Lien Term Loan, (7.25% PIK), (3M SOFR + 8.25%, 1.00% Floor), 9.25%, 05/01/26 (c)(d)(f)	5,914,328	2,966,035
Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.25%, 0.50% Floor), 6.30%, 03/22/29 (c)(e)	2,662,619	2,493,875
Zayo Group Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 5.78%, 03/09/27 (c)	1,028,103	963,631

		10,349,778

TRANSPORTATION: CONSUMER - 1.7%

Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 5.67%, 01/25/24 (c)	3,956,176	3,548,195

	Principal Amount ($)	Value ($)

UTILITIES: ELECTRIC - 1.3%

Talen Energy Supply, LLC
First Lien Delayed Draw Term Loan, (3M SOFR + 4.75%, 0.75% Floor), 6.68%, 11/13/23 (b)(c)	2,651,544	2,628,343

WHOLESALE - 2.1%

LBM Acquisition, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/17/27 (b)(c)	5,284,702	4,357,422

Total Senior Loans (Cost $249,296,091)		232,010,044

Corporate Notes and Bonds - 29.8%

AUTOMOTIVE - 3.5%

Carvana Co. 10.25%, 05/01/30 (h)(i)	6,601,000	5,434,669
Lithia Motors, Inc. 3.88%, 06/01/29 (h)(i)	2,000,000	1,703,130

		7,137,799

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.7%

Alliant Holdings Intermediate, LLC 5.88%, 11/01/29 (h)(i)	3,400,000	2,825,927
KCF Puerto Rico, LLC (Puerto Rico) 0.00%, 06/28/28 (d)(e)(j)	1,226,187	706,644

		3,532,571

CHEMICALS, PLASTICS, & RUBBER - 2.1%

LSF11 A5 HoldCo, LLC 6.63%, 10/15/29 (h)(i)	3,007,000	2,537,577
W.R. Grace Holdings, LLC 4.88%, 06/15/27 (h)(i)	2,000,000	1,742,980

		4,280,557

CONTAINERS, PACKAGING & GLASS - 0.8%

LABL, Inc. 5.88%, 11/01/28 (h)(i)	2,000,000	1,618,604

ENERGY: OIL & GAS - 2.8%

Moss Creek Resources Holdings, Inc. 7.50%, 01/15/26 (h)(i)	484,000	433,737
10.50%, 05/15/27 (h)(i)	5,541,000	5,243,559

		5,677,296

FOREST PRODUCTS & PAPER - 0.6%

Spa US Holdco, Inc. (Finland) 4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,263,187

HEALTHCARE & PHARMACEUTICALS - 3.9%

Athenahealth, Inc. 6.50%, 02/15/30 (h)(i)	3,931,000	3,280,597

See accompanying Notes to Consolidated Financial Statements.  |  17

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Embecta Corp. 5.00%, 02/15/30 (h)(i)	1,063,000	894,032
Encompass Health Corp. 4.75%, 02/01/30 (h)	1,767,000	1,483,299
4.63%, 04/01/31 (h)	1,262,000	1,023,747
RP Escrow Issuer, LLC 5.25%, 12/15/25 (h)(i)	1,463,000	1,266,737

		7,948,412

HIGH TECH INDUSTRIES - 0.8%

Austin BidCo Inc. 7.13%, 12/15/28 (h)(i)	2,000,000	1,610,650

HOTEL, GAMING & LEISURE - 2.3%

Churchill Downs, Inc. 5.75%, 04/01/30 (h)(i)	2,000,000	1,824,220
Life Time, Inc. 5.75%, 01/15/26 (h)(i)	3,000,000	2,698,500

		4,522,720

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.6%

McGraw-Hill Education, Inc. 5.75%, 08/01/28 (h)(i)	1,780,000	1,527,587
Outfront Media Capital, LLC 5.00%, 08/15/27 (h)(i)	2,000,000	1,750,060

		3,277,647

MEDIA: BROADCASTING & SUBSCRIPTION - 2.8%

CSC Holdings, LLC 4.13%, 12/01/30 (h)(i)	5,000,000	3,913,400
Ziggo BV (Netherlands) 4.88%, 01/15/30 (e)(h)(i)	2,000,000	1,701,254

		5,614,654

METALS & MINING - 0.0%

ERP Iron Ore, LLC LIBOR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	86,775	—
Magnetation, LLC / Mag Finance Corp. 0.00%, 05/15/18 (d)(g)(h)(i)(j)	2,937,000	—

		—

RETAIL - 0.9%

PetSmart, Inc. 7.75%, 02/15/29 (h)(i)	2,000,000	1,805,510

SERVICES: BUSINESS - 1.5%

Advantage Sales & Marketing Inc. 6.50%, 11/15/28 (h)(i)	2,621,000	2,251,963
Allied Universal Holdco LLC 4.63%, 06/01/28 (h)(i)	1,000,000	827,623

		3,079,586

	Principal Amount ($)	Value ($)

SERVICES: CONSUMER - 1.4%

Mavis Tire Express Services Corporation 6.50%, 05/15/29 (h)(i)	3,500,000	2,786,969

TELECOMMUNICATIONS - 2.4%

Lumen Technologies, Inc. 4.00%, 02/15/27 (h)(i)	3,000,000	2,545,290
4.25%, 07/01/28 (h)(i)	3,000,000	2,412,510

		4,957,800

WHOLESALE - 0.7%

LBM Acquisition, LLC 6.25%, 01/15/29 (h)(i)	2,344,000	1,512,675

Total Corporate Notes and Bonds (Cost $69,739,983)		60,626,637

Convertible Bonds - 0.6%

HOTEL, GAMING & LEISURE - 0.6%
Peloton Interactive, Inc 0.00% 02/15/26 (h)(j)	2,022,000	1,283,859

Total Convertible Bonds (Cost $1,700,766)		1,283,859

Structured Products - 10.7% (m)

Basswood Park CLO Ltd (Cayman Islands) 2021-1, Class E, 7.21%, 04/20/34 (e)(i)(n)	2,000,000	1,756,922
Churchill Middle Market CLO, Ltd. (Cayman Islands) 2021-1A E, Class E, 9.34%, 10/24/33 (e)(i)(n)	4,000,000	3,528,124
Fortress Credit BSL CLO, Ltd. (Cayman Islands) 2021-3 Class E, 8.12%, 07/20/34 (e)(i)(n)	3,000,000	2,580,084
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands) 2018-11A, Class E, 8.19%, 04/15/31 (e)(i)(n)	4,000,000	3,489,692
Franklin Park Place CLO, Ltd. (Cayman Islands) 2022-1A, Class E, 8.27%, 04/14/35 (e)(i)(n)	2,000,000	1,669,554
Golub Capital Partners CLO, Ltd. (Cayman Islands) 20121-55A, Class E, 7.62%, 07/20/34 (e)(i)(n)	2,000,000	1,749,272
KKR Financial CLO, Ltd. (Cayman Islands) 2017, Class ER, 8.43%, 04/15/34 (e)(i)(n)	2,750,000	2,428,602
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands) 2016-1A, Class ER, 9.03%, 10/20/30 (e)(i)(n)	5,000,000	4,520,155

Total Structured Products (Cost $24,287,349)		21,722,405

18  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

	Quantity	Value ($)

Common Stocks - 0.9%

AUTOMOTIVE - 0.0%

APC Parent, Inc. (d)	241,972	—

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc. (d)	7,743	21,293

Common Stocks (continued)

HIGH TECH INDUSTRIES - 0.1%

Riverbed Holdings, Inc. (j)	29,146	93,850

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc. (d)(j)	3,133	25,253

MEDIA: BROADCASTING & SUBSCRIPTION - 0.8%

Anuvu Corp. (d)(j)	102,608	1,707,397

RETAIL - 0.0%

Charming Charlie, LLC (d)(j)	2,679,190	—

Total Common Stocks (Cost $4,160,335)		1,847,793

Preferred Stocks - 0.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Somers Group Holdings Ltd. (Bermuda)
(LIBOR + 6.68%, 1.00 Floor), 7.68% (d)(e)	37,863	903,979

HIGH TECH INDUSTRIES - 0.1%

Riverbed Holdings, Inc. (d)	19,948	251,544

	Quantity	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK) (d)(f)(h)	3,353	155,130

Total Preferred Stocks (Cost $1,586,309)		1,310,653

Warrants - 0.0%

SERVICES: BUSINESS - 0.0%

CareStream Health, Inc. (d)(j)	37	—

Total Warrants (Cost $0)		—

Total Investments - 156.5%		318,801,391
(Cost of $350,770,833)
Other Assets & Liabilities, Net - 2.8%		5,703,671
Loan Outstanding - (59.3)% (k)(l)		(120,737,158)

Net Assets (Applicable to Common Shares) - 100.0%		203,767,904

See accompanying Notes to Consolidated Financial Statements.  |  19

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2022 (unaudited)

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2022. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”); however the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by one or more major U.S. banks (“Prime”) may also be used. The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of June 30, 2022, the 1, 3 and 6 month LIBOR rates were 1.79%, 2.29% and 2.94%, respectively, the 1, 3 and 6 month SOFR rates were 1.69%, 2.12% and 2.63%, respectively, and the Prime lending rate was 4.75%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2022, these securities amounted to $79,135,352, or 38.83% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $130,000,000 less unamortized deferred financing costs of $262,842.
(m)
Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment
of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2022.

20  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Assets and Liabilities
June 30, 2022 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $382,326,719 and $350,770,833, respectively)	$349,962,762	$318,801,391
Cash and cash equivalents	1,829,382	3,548,464
Interest receivable	1,037,486	1,972,018
Receivable for investment securities sold	26,936,347	31,649,011
Prepaid expenses	639,177	639,695

Total assets	380,405,154	356,610,579

Liabilities:

Borrowings under credit facility (principal $130,000,000 and $121,000,000, less unamortized deferred financing costs of $25,665 and $262,842, respectively) (Note 8)	129,974,335	120,737,158
Payable for investment securities purchased	25,006,930	31,121,467
Net unrealized depreciation on unfunded loan commitments (Note 9)	80,964	36,882
Interest payable	62,125	58,349
Investment advisory fee payable	298,740	274,125
Other payables and accrued expenses due to affiliates	161,767	162,666
Other payables and accrued expenses	439,075	452,028

Total liabilities	156,023,936	152,842,675

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$224,381,218	$203,767,904

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,575 and 14,464,026 issued and outstanding, respectively) (Note 6)	$295,515,991	$275,434,361
Total accumulated loss	(71,134,773)	(71,666,457)

Net Assets (Applicable to Common Shareholders)	$224,381,218	$203,767,904

Number of Common Shares Outstanding	15,573,575	14,464,026
Net Asset Value, per Common Share	$14.41	$14.09

See accompanying Notes to Consolidated Financial Statements.  |  21

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Operations
For the Six Months Ended June 30, 2022 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$10,694,760	$10,853,688
Dividends (net of withholding taxes of $45,457 and $12,458, respectively)	320,745	115,737

Total investment income	11,015,505	10,969,425

Expenses:

Investment advisory fee (Note 3)	1,872,909	1,729,590
Interest and commitment fee expense (Note 8)	841,147	830,226
Professional fees	60,545	60,545
Legal fees	74,017	76,098
Administrative services of the Adviser (Note 3)	381,608	389,997
Fund administration and accounting services (Note 3)	108,209	102,513
Insurance expense	163,746	163,746
Amortization of deferred financing costs (Note 8)	74,927	111,873
Board of Directors fees (Note 3)	64,527	66,122
Other operating expenses	68,109	63,417

Total expenses	3,709,744	3,594,127

Net Investment Income	7,305,761	7,375,298

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investments	(4,357,497)	(6,794,994)
Net change in unrealized depreciation on investments and unfunded loan commitments (Note 9)	(27,136,833)	(28,518,128)

Net realized and unrealized loss on investments	(31,494,330)	(35,313,122)

Net Decrease in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$(24,188,569)	$(27,937,824)

22  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (unaudited)	For the Year Ended December 31, 2021 (a)
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$7,305,761	$13,422,681
Net realized gain/(loss) on investments	(4,357,497)	8,519,152
Net change in unrealized depreciation on investments and unfunded loan commitments	(27,136,833)	(2,193,025)

Net increase/(decrease) in net assets from operations	(24,188,569)	19,748,808

Distributions to Common Shareholders

From net investment income	(7,631,052)	(13,989,900)
Return of capital	—	(1,100,440)

Total distributions to common shareholders	(7,631,052)	(15,090,340)

Capital Transactions from Common Shares

Reinvestment of dividends	—	8,416

Total increase/(decrease) in net assets	$(31,819,621)	$4,666,884

Net Assets Applicable to Common Shares

Beginning of period	256,200,839	251,533,955

End of period	$224,381,218	$256,200,839

(a)	Presented on a non-consolidated basis (Note 1)

See accompanying Notes to Consolidated Financial Statements.  |  23

Apollo Tactical Income Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (unaudited)	For the Year Ended December 31, 2021 (a)
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$7,375,298	$13,596,723
Net realized gain/(loss) on investments	(6,794,994)	9,474,722
Net change in unrealized depreciation on investments and unfunded loan commitments	(28,518,128)	(4,687,659)

Net increase/(decrease) in net assets from operations	(27,937,824)	18,383,786

Distributions to Common Shareholders

From net investment income	(7,521,292)	(14,244,987)
Return of capital	—	(190,110)

Total distributions to common shareholders	(7,521,292)	(14,435,097)

Total increase/(decrease) in net assets	$(35,459,116)	$3,948,689

Net Assets Applicable to Common Shares

Beginning of period	239,227,020	235,278,331

End of period	$203,767,904	$239,227,020

(a)	Presented on a non-consolidated basis (Note 1)

24  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2022 (unaudited)

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(24,188,569)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Used In Operating Activities:
Net realized loss on investments	4,357,497
Net change in unrealized depreciation on investments and unfunded loan commitments	27,136,833
Net amortization/(accretion) of premium/(discount)	(473,892)
Purchase of investment securities	(221,827,789)
Proceeds from disposition of investment securities and principal paydowns	198,723,080
Payment-in-kind interest	(283,079)
Amortization of deferred financing costs	74,927
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(166,121)
Decrease in receivable from affiliate	62,759
Increase in prepaid expenses	(502,140)
Decrease in interest payable	(21,755)
Decrease in investment advisory fee payable	(29,028)
Increase in other payables and accrued expenses due to affiliates	161,767
Increase in other payables and accrued expenses	234,864

Net cash flows used in operating activities	(16,740,646)

Cash Flows from Financing Activities:
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(7,631,052)

Net cash flows used in financing activities	(7,631,052)

Net Decrease in Cash and Cash Equivalents	(24,371,698)

Cash and cash equivalents, beginning of period	26,201,080

Cash and cash equivalents, end of period	$1,829,382

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$862,902

See accompanying Notes to Consolidated Financial Statements.  |  25

Apollo Tactical Income Fund Inc.
Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2022 (unaudited)

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(27,937,824)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Used In Operating Activities:
Net realized loss on investments	6,794,994
Net change in unrealized depreciation on investments and unfunded loan commitments	28,518,128
Net amortization/(accretion) of premium/(discount)	(502,053)
Purchase of investment securities	(266,964,297)
Proceeds from disposition of investment securities and principal paydowns	252,857,804
Payment-in-kind interest	(331,153)
Amortization of deferred financing costs	111,873
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	222,482
Decrease in receivable from affiliate	213,399
Increase in prepaid expenses	(502,530)
Decrease in interest payable	(23,925)
Decrease in investment advisory fee payable	(31,265)
Increase in other payables and accrued expenses due to affiliates	162,666
Increase in other payables and accrued expenses	252,706

Net cash flows used in operating activities	(7,158,995)

Cash Flows from Financing Activities:
Deferred financing cost	(302,684)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(7,521,292)

Net cash flows used in financing activities	(7,823,976)

Net Decrease in Cash and Cash Equivalents	(14,982,971)

Cash and cash equivalents, beginning of period	18,531,435

Cash and cash equivalents, end of period	$3,548,464

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$854,151

26  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2022 (unaudited)		For the Year Ended December 31, 2021 (f)	For the Year Ended December 31, 2020 (f)	For the Year Ended December 31, 2019 (f)	For the Year Ended December 31, 2018 (f)	For the Year Ended December 31, 2017 (f)
Net Asset Value, Beginning of Period	$16.45		$16.15	$16.94	$16.34	$17.86	$18.07

Income from Investment Operations:
Net investment income (a)	0.47		0.86	0.98	1.21	1.25	1.13
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(2.02)		0.41	(0.75)	0.59	(1.51)	(0.18)

Total from investment operations	(1.55)		1.27	0.23	1.80	(0.26)	0.95

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.49)		(0.90)	(1.02)	(1.20)	(1.26)	(1.16)
Return of capital	—		(0.07)	—	—	—	—

Total distributions paid to Common Shareholders	(0.49)		(0.97)	(1.02)	(1.20)	(1.26)	(1.16)

Net Asset Value, End of Period	$14.41		$16.45	$16.15	$16.94	$16.34	$17.86
Market Value, End of Period	$12.83		$16.11	$14.40	$15.14	$14.39	$16.22
Total return based on net asset value (b)	(9.38	)% (c)	8.38%	2.99%	12.35%	(0.98)%	5.80%
Total return based on market value (b)	(17.62	)% (c)	19.04%	2.75%	14.02%	(3.98)%	(0.22)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.53	% (d)	2.91%	3.12%	4.01%	3.84%	3.33%
Ratio of net expenses to average net assets	3.53	% (d)	2.89%	3.12%	4.01%	3.84%	3.33%
Ratio of net investment income to average net assets	5.48	% (d)	5.22%	6.37%	7.23%	7.10%	6.24%
Supplemental Data:
Portfolio turnover rate	51.0	% (c)	123.3%	93.6%	101.2%	122.4%	102.2%
Net assets at end of period (000’s)	$224,381		$256,201	$251,534	$263,807	$254,427	$278,070
Senior Securities:
Principal loan outstanding (in 000’s)	$130,000		$130,000	$121,000	$141,000	$141,000	$141,000
Asset coverage per $1,000 of loan outstanding (e)	$2,726		$2,971	$3,079	$2,871	$2,804	$2,972

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not Annualized.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(f)	Presented on a non-consolidated basis (Note 1)

See accompanying Notes to Consolidated Financial Statements.  |  27

Apollo Tactical Income Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2022 (unaudited)		For the Year Ended December 31, 2021 (f)	For the Year Ended December 31, 2020 (f)	For the Year Ended December 31, 2019 (f)	For the Year Ended December 31, 2018 (f)	For the Year Ended December 31, 2017 (f)
Net Asset Value, Beginning of Period	$16.54		$16.27	$16.85	$16.07	$17.44	$17.18

Income from Investment Operations:
Net investment income (a)	0.51		0.94	1.02	1.25	1.33	1.27
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(2.44)		0.33	(0.54)	0.77	(1.38)	0.28

Total from investment operations	(1.93)		1.27	0.48	2.02	(0.05)	1.55

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.52)		(0.99)	(1.06)	(1.24)	(1.32)	(1.29)
Return of capital	—		(0.01)	—	—	—	—

Total distributions paid to Common Shareholders	(0.52)		(1.00)	(1.06)	(1.24)	(1.32)	(1.29)

Net Asset Value, End of Period	$14.09		$16.54	$16.27	$16.85	$16.07	$17.44
Market Value, End of Period	$12.04		$15.32	$14.48	$15.10	$13.77	$15.75
Total return based on net asset value (b)	(11.56	)% (c)	8.44%	4.71%	13.97%	0.47%	9.87%
Total return based on market value (b)	(18.41	)% (c)	12.86%	3.99%	19.20%	(4.67)%	10.47%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.66	% (d)	3.01%	3.16%	4.03%	3.85%	3.53%
Ratio of net expenses to average net assets	3.66	% (d)	2.92%	3.16%	4.03%	3.85%	3.53%
Ratio of net investment income to average net assets	6.09	% (d)	5.66%	6.72%	7.53%	7.65%	7.27%
Supplemental Data:
Portfolio turnover rate	70.9	% (c)	137.5%	96.4%	112.3%	130.9%	111.8%
Net assets at end of period (000’s)	$203,768		$239,227	$235,278	$243,751	$232,432	$252,265
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000		$121,000	$110,000	$126,500	$126,500	$138,000
Asset coverage per $1,000 of loan outstanding (e)	$2,684		$2,977	$3,139	$2,927	$2,837	$2,828

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not Annualized.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(f)	Presented on a non-consolidated basis (Note 1)

28  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements
June 30, 2022 (unaudited)

Note 1. Organization and Operation
Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end
management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.
AFT and AIF each has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of AFT Alpine SPV, LLC (“AFT SPV”) and AIF Alpine SPV, LLC (“AIF SPV”) (each a “Subsidiary”, or together the “Subsidiaries”), respectively. The Subsidiaries are Limited Liability Company’s formed in accordance with the laws of the State of Delaware and commenced operations on June 17, 2022. AFT and AIF is each a managing and sole member of AFT SPV and AIF SPV, respectively, pursuant to a limited liability company operating agreement. The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Funds.
Investment Objective
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”); however the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Semi-Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Principles of Consolidation
The financial position and results of operations of AFT SPV and AIF SPV are included in AFT and AIF’s consolidated financial statements and footnotes, respectively. All intercompany transactions and balances have been eliminated in consolidation.
Fund Valuation
Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.
Security Valuation
The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurements
Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:
Level
 1
 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;
Level
 2
 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level
 3
 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have

30  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.
At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.
The valuation techniques used by the Funds to measure fair value at June 30, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summaries of the Funds’ investments categorized in the fair value hierarchy as of June 30, 2022 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at June 30, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$1,829,382	$1,829,382	$—	$—
Senior Loans	326,678,235	—	297,675,898	29,002,337
Corporate Notes and Bonds	19,931,551	—	19,166,020	765,531
Common Stocks	2,012,135	—	105,114	1,907,021
Preferred Stocks	1,340,841		—	1,340,841
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	—	—	—	—

Total Assets	$351,792,144	$1,829,382	$316,947,032	$33,015,730

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(80,964)	—	(78,235)	(2,729)

Total Liabilities	(80,964)	—	(78,235)	(2,729)

	$351,711,180	$1,829,382	$316,868,797	$33,013,001

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2022:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$15,647,794	$11,462,078	$768,411	$2,301,925	$1,116,801	$—	$(1,421)
Purchases, including capitalized PIK	21,879,635	21,879,635	—	—	—	—	—
Sales/Paydowns	(8,423,202)	(8,307,219)	—	(115,983)	—	—	—
Accretion/(amortization) of discounts/(premiums)	158,263	158,263	—	—	—	—	—
Net realized gain/(loss)	(1,901,587)	(2,017,570)	—	115,983	—	—	—
Change in net unrealized appreciation/(depreciation)	(2,894,569)	(2,437,784)	(2,880)	(394,904)	(57,693)	—	(1,308)
Transfers into Level 3	8,546,667	8,264,934	—	—	281,733	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Total Fair Value, end of period	$33,013,001	$29,002,337	$765,531	$1,907,021	$1,340,841	$—	$(2,729)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2022 was $(4,880,791).

Semi-Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2022:

Apollo Senior Floating Rate Fund Inc.

Assets/Liabilities	Fair Value at June 30, 2022	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$9,429,025	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	1,855,779	Guideline Public Company (b)	TEV | EBITDA Multiple (b)	3.4x-3.8x	3.6x

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	4,259,159	Discounted Cash Flow (d)	Discount Rate (d)	10.45%-16.58%	13.33%

	10,492,339	Transaction Approach (e)	Cost (e)	N/A	N/A

	2,966,035	Guideline Public Company (f)	TEV | Revenue (f)	0.55x-0.65x	0.55x
		Discounted Cash Flow (d)	Discount Rate (d)	13.50%-15.50%	15.50%

Corporate Notes and Bonds	765,531	Recoverability (c)	Estimated Proceeds (c)	$53.9m	$53.9m
		Discounted Cash Flow (d)	Discount Rate (d)	2.0%	2.0%

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

Common Stocks	1,829,328	Guideline Public Company (b)	TEV | EBITDA Multiple (b)	4.25x-8.0x	4.43x

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	77,693	Recoverability (c)	Estimated Proceeds (c)	$33.2m	$33.2m
		Discounted Cash Flow (d)	Discount Rate (d)	6.0%-10.0%	8.0%

Preferred Stocks	155,129	Guideline Public Company (b)	TEV | EBITDA Multiple (b)	8.0x	8.0x

	903,979	Discounted Cash Flow (d)	Discount Rate (d)	10.68%-11.18%	10.93%

	281,733	Option Model (g)	Volatility (g)	40.0%	40.0%
		Discounted Cash Flow (d)	Discount Rate (d)	24.13%-26.13%	25.13%

Warrants	—	Guideline Public Company (b)	TEV | EBITDA Multiple (b)	3.4x-3.8x	3.6x

Unfunded Loan Commitments	(2,697)	Discounted Cash Flow (d)	Discount Rate (d)	12.53%-13.53%	13.03%

	(32)	Transaction Approach (e)	Cost (e)	N/A	N/A

Total Fair Value	$33,013,001

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(c)
The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(e)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(f)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(g)
The Fund utilized an options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

32  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Apollo Tactical Income Fund Inc.

	Total Fair Value at June 30, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$3,548,464	$3,548,464	$—	$—
Senior Loans	232,010,044	—	172,823,083	59,186,961
Corporate Notes and Bonds	60,626,637	—	59,919,993	706,644
Convertible Bonds	1,283,859	—	1,283,859	—
Structured Products	21,722,405	—	21,722,405	—
Common Stocks	1,847,793	—	93,850	1,753,943
Preferred Stocks	1,310,653	—	—	1,310,653
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	16,324	—	—	16,324

Total Assets	$322,366,179	$3,548,464	$255,843,190	$62,974,525

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(53,206)	—	(49,342)	(3,864)

Total Liabilities	(53,206)	—	(49,342)	(3,864)

	$322,312,973	$3,548,464	$255,793,848	$62,970,661

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2022:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$22,189,981	$18,179,101	$709,303	$2,186,073	$1,116,802	$—	$(1,298)
Purchases, including capitalized PIK	45,922,915	45,922,915	—	—	—	—	—
Sales/Paydowns	(7,681,422)	(7,681,422)	—	—	—	—	—
Accretion/(amortization) of discounts/(premiums)	152,215	152,215	—	—	—	—	—
Net realized gain/(loss)	(10,694)	(10,694)	—	—	—	—	—
Change in net unrealized appreciation/(depreciation)	(4,098,267)	(3,619,543)	(2,659)	(432,130)	(57,693)	—	13,758
Transfers into Level 3	6,495,933	6,244,389	—	—	251,544	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Total Fair Value, end of period	$62,970,661	$59,186,961	$706,644	$1,753,943	$1,310,653	$—	$12,460

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2022 was $(4,096,333).

Semi-Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2022:

Apollo Tactical Income Fund Inc.

Assets/ Liabilities	Fair Value at June 30, 2022	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$7,798,186	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	865,937	Guideline Public Company (b)	TEV / EBITDA Multiple (b)	3.4x-3.8x	3.6x

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	18,950,333	Discounted Cash Flow (d)	Discount Rate (d)	8.34%-16.58%	9.97%

	28,606,470	Transaction Approach (e)	Cost (e)	N/A	N/A

	2,966,035	Guideline Public Company (f)	TEV | Revenue (f)	0.55x-0.65x	0.55x
		Discounted Cash Flow (d)	Discount Rate (d)	13.50%-15.50%	15.50%

Corporate Notes and Bonds	706,644	Recoverability (c)	Estimated Proceeds (c)	$53.9m	$53.9m
		Discounted Cash Flow (d)	Discount Rate (d)	2.0%	2.0%

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

Common Stocks	1,732,650	Guideline Public Company (b)	TEV | EBITDA Multiple (b)	4.25x-8.0x	4.43x

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	21,293	Recoverability (c)	Estimated Proceeds (c)	$33.2m	$33.2m
		Discounted Cash Flow (d)	Discount Rate (d)	6.0%-10.0%	8.0x

Preferred Stocks	155,130	Guideline Public Company (b)	TEV | EBITDA Multiple (b)	8.0x	8.0x

	903,979	Discounted Cash Flow (d)	Discount Rate (d)	10.68%-11.18%	10.93%

	251,544	Option Model (g)	Volatility (g)	40.0%	40.0%
		Discounted Cash Flow (d)	Discount Rate (d)	24.13%-26.13%	25.13%

Warrants	—	Guideline Public Company (b)	TEV | EBITDA Multiple (b)	3.4x-3.8x	3.6x

Unfunded Loan Commitments	13,424	Discounted Cash Flow (d)	Discount Rate (d)	8.87%-13.53%	9.53%

	(964)	Transaction Approach (e)	Cost (e)	N/A	N/A

Total Fair Value	$62,970,661

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable input used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(c)
The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(e)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(f)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(g)
The Fund utilized an options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

34  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Cash and Cash Equivalents
Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of June 30, 2022, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.
Industry Classifications
The industry classifications of the Funds’ investments, as presented in the accompanying Consolidated Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.
Fair Value of Financial Instruments
The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Consolidated Statements of Assets and Liabilities.
Securities Transactions and Investment Income
Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities. Dividend income from equity investments is recorded on the ex-dividend date. The Funds record dividend income and accrue interest income from private investments pursuant to the terms of the respective investment.
The Funds hold investments that have designated
payment-in-kind
(“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.
U.S. Federal Income Tax Status
The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2021, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2022 related to the 2021 tax year. No federal income tax provision or excise tax provision is required for the six months ended June 30, 2022.
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2018 to 2021. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2018 to 2021.

Semi-Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Distributions to Common Shareholders
The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.
The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.
Derivatives
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The rule also impacts the use of unfunded commitment agreements and reverse repurchase agreements. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, requires that a fund treats derivatives as senior securities and requires that a fund whose use of derivatives is more than a limited specified exposure amount establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, a fund entering into an unfunded commitment agreement generally must determine, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due. Additionally, a fund entering into reverse repurchase agreements or other similar financing transactions, must either (i) comply with the asset coverage requirements of Section 18 (combining the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio) or (ii) treat all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds expect to operate as limited derivatives users under Rule 18f-4.
Recent Accounting Pronouncements
In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which was subsequently amended in January 2021 by ASU 2021-01. The guidance is intended to ease the potential burden in accounting for, or recognizing the effects of, reference rate reform on financial reporting, through various optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. These ASUs are effective from March 12, 2020 through December 31, 2022. The Funds have evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Funds are still evaluating the potential impact to future financial statements.
SEC Disclosure Update and Simplification
In December 2020, the SEC adopted Rule 2a-5. The rule establishes a consistent, principles-based framework for boards of directors to use in creating their own specific processes in order to determine fair values in good faith. The effective date for compliance with Rule 2a-5 is September 8, 2022. The Funds are evaluating the potential impact that the rule will have on the Funds’ financial statements.

36  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates
Investment Advisory Fee
The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the six months ended June 30, 2022, the Adviser earned fees of $1,872,909 and $1,729,590 from AFT and AIF, respectively.
Administrative Services and Expense Reimbursements
The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the six months ended June 30, 2022, the Adviser provided services under these agreements totaling $381,608 and $389,997 for AFT and AIF, respectively, which is shown in the Consolidated Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $77,875 and $77,875 for AFT and AIF, respectively, of remuneration for officers of the Funds. For the six months ended June 30, 2022, the Funds did not accrue any voluntary expense waivers. This waiver is completely voluntary by the Adviser and can be discontinued by the Adviser at any time without notice.
Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAVs, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $108,209 and $102,513 for AFT and AIF, respectively, for the six months ended June 30, 2022, which are included in fund administration and accounting services in the Consolidated Statements of Operations.
Board of Directors Fees
On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $23,000 per Fund, plus $2,000 for each in-person
Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket
expenses incurred in connection with such meetings, and the Funds split the cost of such

Semi-Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

expenses for meetings involving both AFT and AIF. Included in the Consolidated Statements of Operations in Board of Directors fees for the six months ended June 30, 2022 is $64,527 and $66,122 of expenses related to the Board for each of AFT and AIF, respectively.
Note 4. Investment Transactions
For the six months ended June 30, 2022, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$187,701,610	$194,254,998
Apollo Tactical Income Fund Inc.	$244,572,191	$257,168,480

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule
17a-7
under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the six months ended June 30, 2022, the Funds engaged in Cross-Trade activities with purchases of $1,403,686 and $1,306,974 for AFT and AIF, respectively.
Note 5. Risks
Senior Loans
Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

38  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.
Corporate Bonds
The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.
The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.
Subordinated Loans
Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Structured Products
Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate

Semi-Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.
The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.
Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
LIBOR
A Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications may be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates.
Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates continues to develop and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

40  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Note 6. Common Shares
Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	15,573,575	$295,515,991	15,573,061	$296,608,015
Common shares issued as reinvestment of dividends	—	—	514	8,416
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—
Return of Capital	—	—	—	(1,100,440)

Common shares outstanding, end of the period	15,573,575	$295,515,991	15,573,575	$295,515,991

Apollo Tactical Income Fund Inc.

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	14,464,026	$275,434,361	14,464,026	$275,624,471
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—
Return of Capital	—	—	—	(190,110)

Common shares outstanding, end of the period	14,464,026	$275,434,361	14,464,026	$275,434,361

Dividends declared on common shares with a record date of January 1, 2022 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 14, 2022	January 21, 2022	January 24, 2022	January 31, 2022	$0.0800	$1,245,886	$1,245,886	—
February 4, 2022	February 16, 2022	February 17, 2022	February 28, 2022	$0.0800	$1,245,886	$1,245,886	—
March 11, 2022	March 22, 2022	March 23, 2022	March 31, 2022	$0.0800	$1,245,886	$1,245,886	—
April 11, 2022	April 20, 2022	April 21, 2022	April 29, 2022	$0.0800	$1,245,886	$1,245,886	—
May 5, 2022	May 19, 2022	May 20, 2022	May 31, 2022	$0.0850	$1,323,754	$1,323,754	—
June 8, 2022	June 21, 2022	June 22, 2022	June 30, 2022	$0.0850	$1,323,754	$1,323,754	—
July 5, 2022*	July 20, 2022	July 21, 2022	July 29, 2022	$0.0920	$1,432,769	$1,432,769	—
August 12, 2022*	August 22, 2022	August 23, 2022	August 31, 2022	$0.0920

* Declared subsequent to June 30, 2022

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 14, 2022	January 21, 2022	January 24, 2022	January 31, 2022	$0.0850	$1,229,442	$1,229,442	—
February 4, 2022	February 16, 2022	February 17, 2022	February 28, 2022	$0.0850	$1,229,442	$1,229,442	—
March 11, 2022	March 22, 2022	March 23, 2022	March 31, 2022	$0.0850	$1,229,442	$1,229,442	—
April 11, 2022	April 20, 2022	April 21, 2022	April 29, 2022	$0.0850	$1,229,442	$1,229,442	—
May 5, 2022	May 19, 2022	May 20, 2022	May 31, 2022	$0.0900	$1,301,762	$1,301,762	—
June 8, 2022	June 21, 2022	June 22, 2022	June 30, 2022	$0.0900	$1,301,762	$1,301,762	—
July 5, 2022*	July 20, 2022	July 21, 2022	July 29, 2022	$0.0970	$1,403,011	$1,403,011	—
August 12, 2022*	August 22, 2022	August 23, 2022	August 31, 2022	$0.0970

* Declared subsequent to June 30, 2022

Semi-Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Note 7. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
The tax character of distributions paid by AFT during the fiscal year ended December 31, 2021 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid to Common Shareholders from:	2021

Ordinary Income*	$13,989,900
Return of Capital	1,100,440

Total Distributions	$15,090,340

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
The tax character of distributions paid by AIF during the fiscal year ended December 31, 2021 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid to Common Shareholders from:	2021

Ordinary Income*	$14,244,987
Return of Capital	190,110

Total Distributions	$14,435,097

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2021, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$—	$—	$(6,579,770)	$(32,735,382)
Apollo Tactical Income Fund Inc.	—	—	(4,833,204)	(31,374,137)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and tax adjustments on restructurings.
For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2021, short-term and long-term capital loss carryforwards totaled $2,270,837 and $30,464,544, respectively, for AFT and $— and $31,374,136, respectively, for AIF, which may be carried forward for an unlimited period.
Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at June 30, 2022 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$382,453,582	$351,044,406

Unrealized appreciation	$1,111,319	$1,141,964
Unrealized depreciation	(33,602,139)	(33,384,978)

Net unrealized appreciation/(depreciation)*	$(32,490,820)	$(32,243,014)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

42  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Note 8. Credit Agreements and Preferred Shares
The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.
Apollo Senior Floating Rate Fund Inc.
On September 1, 2021, AFT entered into a second amended and restated credit facility (the “AFT Second Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on September 1, 2022. Under the terms of the AFT Second Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “AFT Revolving Loan”). Borrowings under this facility bear interest at a rate of LIBOR plus 0.825%. Any unused portion of the AFT Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. AFT has granted a security interest in substantially all of its assets in the event of default under the AFT Second Amended Credit Facility. As of June 30, 2022, AFT has $130,000,000 of principal outstanding under the AFT Second Amended Credit Facility, which is comprised of a term loan of $121,000,000 and a revolving loan of $9,000,000.
For the six months ended June 30, 2022, the average daily principal loan balance outstanding was $130,000,000, the weighted average annual interest rate was 1.30% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $839,272.
The fair value of AFT’s borrowings under the AFT Second Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.
The AFT Second Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2022, AFT was not aware of any instances of non-compliance
related to the AFT Second Amended Credit Facility.
In connection with AFT’s entry into the AFT Second Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.
Apollo Tactical Income Fund Inc.
On April 4, 2022, AIF entered into an amendment to the second amended and restated credit facility (the “AIF Amended Credit Facility”) with SMBC as lender, which matures on April 4, 2024. Under the terms of the AIF Amended Credit Facility, AIF may borrow a single term loan not to exceed $110,000,000 and may borrow up to an additional $33,000,000 on a revolving basis (the “AIF Revolving Loan”). Borrowings under this facility bear interest at a rate of

Semi-Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

SOFR plus 0.875%. Any unused portion of the AIF Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. AIF has granted a security interest in substantially all of its assets in the event of default under the AIF Amended Credit Facility. As of June 30, 2022, AIF has $121,000,000 of principal outstanding under the AIF Amended Credit Facility, which is comprised of a term loan of $110,000,000 and a revolving loan of $11,000,000.
Prior to April 4, 2022, AIF entered into a second amended and restated credit facility (the “Prior AIF Credit Facility”) with SMBC as lender, which matured on April 4, 2022. Under the terms of the Prior AIF Credit Facility, AIF was permitted to borrow a single term loan not to exceed $110,000,000 and may borrow up to an additional $14,000,000 on a revolving basis (the “Prior AIF Revolving Loan”). Borrowings under this facility bore interest at a rate of LIBOR plus 0.875%. Any unused portion of the Prior AIF Revolving Loan was subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments.
For the six months ended June 30, 2022, the average daily principal loan balance outstanding was $121,000,000, the weighted average annual interest rate was 1.37% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $822,546.
The fair value of AIF’s borrowings under the AIF Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.
The AIF Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2022, AIF was not aware of any instances of non-compliance related to the AIF Amended Credit Facility.
In connection with AIF’s entry into the AIF Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the AIF Amended Credit Facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.
Note 9. General Commitments and Contingencies
As of June 30, 2022, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

Accelerate360 Holdings, LLC Revolving Term Loan*	$—	$636,092
Anaplan, Inc. Revolving Term Loan	349,471	349,471
Anuvu Holdings 2, LLC Delayed Draw Term Loan	108,821	102,990
Athenahealth Group, Inc. Delayed Draw Term Loan	864,750	662,124
Carestream Health, Inc. Backstop Term Loan	4,101,500	1,913,827
Gateway US Holdings, Inc. Delayed Draw Term Loan* **	—	636,491
Gateway US Holdings, Inc. Revolving Term Loan*	—	107,052
Inovalon Holdings, Inc. Delayed Draw Term Loan*	—	660,211
IQN Holding Corporation Delayed Draw Term Loan*	—	802,139
IQN Holding Corporation Revolving Term Loan*	—	320,856
Keystone Acquisition Corporation Delayed Draw Term Loan*	—	652,174
Keystone Acquisition Corporation Revolving Term Loan*	—	326,087
Pro Mach Group, Inc. Delayed Draw Term Loan**	176,993	176,993
Trident TPI Holdings, Inc. Delayed Draw Term Loan*	281,118	—
Ultimate Baked Goods Midco, LLC Revolving Term Loan*	—	99,459
Zoro Bidco, Inc. Term Loan	5,212,415	5,212,415
Zoro Bidco, Inc. Delayed Draw Loan	1,266,662	1,266,662
Zoro Bidco, Inc. Revolving Term Loan	520,923	520,923

	$12,882,653	$14,445,966

*	The loan commitment was held only in AFT or AIF.
**	Subsequent to June 30, 2022, all or a portion of the outstanding loan commitment was funded.

44  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2022 (unaudited)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations. For the period ended June 30, 2022, AFT and AIF recorded a change in unrealized depreciation on unfunded loan commitments totaling $(88,475) and $(44,426), respectively.
Note 10. Indemnification
The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.
Note 11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following events were disclosable:
AFT is currently negotiating the renewal of the AFT Second Amended Credit Facility with SMBC (the “Renewed Amended Credit Facility”), which would be effective September 1, 2022. It is anticipated that, under the terms of the Renewed Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “Renewed Revolving Loan”). Borrowings under this facility would bear interest at a rate of SOFR plus 0.90%. The unused portion of the Renewed Revolving Loan would be subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. The Renewed Amended Credit Facility would mature on September 1, 2024. There can be no assurance that final terms will be as expected.
Effective August 1, 2022, Joseph Glatt no longer serves as the Secretary and Chief Legal Officer of the Funds. Kristin Hester has been appointed by the Board of each Fund to serve as his replacement.

Semi-Annual Report  |  45

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks
June 30, 2022 (unaudited)

Recent Changes:
This section summarizes certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
On June 9, 2022 shareholders of AFT voted to change AFT’s fundamental investment restriction with respect to loans. Effective as of June 9, 2022, AFT’s fundamental investment restriction with respect to loans is as follows:
AFT may not:
Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
Other than as set forth above, there have been no changes in investment policies not approved by shareholders since each Fund’s last annual report.
AFT — Investment Objective and Policies:
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”); however the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its “managed assets” in floating rate Senior Loans and investments with similar economic characteristics. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
This 80% policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, plus a premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more favorable for investors. These Senior Loans provide a minimum coupon (called a “floor”) that helps protect the Fund’s income in falling or flat-rate environments. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may invest in U.S. dollar and
non-U.S.
dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

46  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments. The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.
AIF — Investment Objective and Policies:
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s “managed assets” will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
The 80% policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.
Securities Rated Below Caa or CCC
. AIF has adopted a policy to not invest more than 20% of its managed assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. Unrated credit instruments are not subject to this policy.

Semi-Annual Report  |  47

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

Structured Products
. AIF has adopted a policy to not invest more than 20% of its managed assets in structured products.
Illiquid Investments
. AIF has adopted a policy to not invest more than 25% of its managed assets in securities that the Adviser considers to be illiquid.
The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may make investments in
non-U.S.
entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.
The Fund reserves the right to invest in credit instruments of any maturity. The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment.
The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

48  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

AFT Risk Factors:
General
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.
Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
The rapid and global spread of
COVID-19
and associated variants, has resulted in volatility in the financial markets; periods of reduced liquidity; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in an economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain

Semi-Annual Report  |  49

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
Senior Loans.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Fund would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

50  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Below Investment Grade Securities Risk
. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade.
Non-investment
grade fixed income or convertible securities, often referred to as “junk bonds,” “leveraged loans” or “high yield” securities, are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment
grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives that may expose it to additional risk in the event that the securities underlying the derivatives default.
Prepayment Risk
. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“Call Protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to

Semi-Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

declining interest rates or an improvement in the credit standing of the issuer. Subordinated loans typically do not have Call Protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Senior Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between LIBOR or SOFR based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
LIBOR Risk
. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications may be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates.
Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates continues to develop and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.
Liquidity Risk
. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The

52  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.
Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.
Distressed and Defaulted Securities Risk
. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with Interest Rate floors, the Fund will not realize additional income if rates increase to levels below the Interest Rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.
AIF Risk Factors
:
General Risk
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk

Semi-Annual Report  |  53

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
The rapid and global spread of
COVID-19
and associated variants has resulted in volatility in the financial markets; periods of reduced liquidity; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in an economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
Below Investment Grade Instruments Risk.
The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade

54  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Fixed Income Instrument Risk
. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:
Issuer Risk
. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between LIBOR or SOFR based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including

Semi-Annual Report  |  55

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
Reinvestment Risk
. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.
Spread Risk
. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.
Prepayment Risk
. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common stockholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.
Senior Loans Risk
. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a

56  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.
Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.
Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Distressed and Defaulted Securities Risk.
The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with Interest Rate floors, the Fund will

Semi-Annual Report  |  57

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

not realize additional income if rates increase to levels below the Interest Rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
LIBOR Risk
. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications may be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates.
Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates continues to develop and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.
AFT Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a

58  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1.    Make investments for the purpose of exercising control or management.
2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.
3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.
4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.
5.    Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
6.    Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time.
AIF Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1.    Make investments for the purpose of exercising control or management;
2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;
3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;
4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;
5.    Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
6.    Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt
securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

Semi-Annual Report  |  59

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2022 (unaudited)

Other Corporate Governance
Each Fund has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate or approve those voting rights at a meeting of stockholders as provided in the MCSAA. The bylaws for each Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).
The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and each Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

60  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information
June 30, 2022 (unaudited)

Dividend Reinvestment Plan
Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.
A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.
The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated
form in the plan administrator’s name or that of its nominee.
The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.
The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.
Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at
1-877-864-4834.
The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15
th
Avenue, Brooklyn NY 11219.

Semi-Annual Report  |  61

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
June 30, 2022 (unaudited)

Approval of the Investment Advisory and Management Agreements for AFT and AIF
At a meeting of the Boards of Directors (together, the “Board” or the “Directors”) of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”) held on February 16, 2022, the Directors met via video conference, in reliance on temporary exemptive orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020, to consider the approval of the Investment Advisory and Management Agreement between AFT and Apollo Credit Management, LLC (the “Adviser”) and the Investment Advisory and Management Agreement between AIF and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”) for an additional one-year term. While the meetings occurred at the same time, the Directors considered each Advisory Agreement separately.
The Board has the responsibility under the Investment Company Act of 1940, as amended (the “1940 Act”), to approve annual renewal of each Fund’s Advisory Agreement at meetings of the Board called for the purpose of voting on such renewal. The Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and the Adviser’s profitability at the meeting at which the renewal of the Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one.
In preparation for their review of the Advisory Agreements, all of the Directors who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors”), of the Funds present at the meeting met with their independent counsel in an executive session. In considering whether to approve the Advisory Agreements, the Directors, including the Independent Directors, reviewed materials provided in advance of the meeting by the Adviser and counsel to the Independent Directors and other materials which included, among other things: (i) information concerning the services rendered to each Fund by the Adviser; (ii) information concerning the revenues generated and expenses incurred by the Adviser from the operation of each Fund; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act. The Board also reviewed information prepared by Strategic Insight, a third party service provider, which included information in respect of each Fund comparing (1) the Fund’s performance with that of a group of comparable funds selected by Strategic Insight (the “Peer Group”) and with a broader group of funds (the “Morningstar Category”) and (2) the Fund’s contractual and net management fees and total net expenses with those of its Peer Group and Morningstar Category.
Counsel to the Independent Directors discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement and referred the Directors to the materials provided in connection with the meeting. The Directors also received information regarding each Fund’s operations, expenses and performance periodically throughout the year.
The nature, extent and quality of services provided by the Adviser
. Representatives of the Adviser discussed the nature, extent and quality of the services provided by the Adviser to each Fund, including the Adviser’s expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. Representatives of the Adviser discussed the reputation, compliance history, compliance program and financial condition of the Adviser. They discussed the terms of each Advisory Agreement and the Adviser’s responsibilities with respect to each Fund.
Investment performance of the Funds and the Adviser
. Representatives of the Adviser reviewed with the Board the performance of each Fund. Fund management discussed each Fund’s stock price and its yield. Representatives of the Adviser compared each Fund’s yield (based on the ratio of net investment income to average net assets) to the average yield of certain of its peer funds identified by the Adviser for various periods since the Fund’s inception. Fund management then discussed each Fund’s investment performance as compared to the performance of relevant

62  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
June 30, 2022 (unaudited)

reference indexes (the “Benchmarks”), and to its Peer Group and Morningstar Category, for various periods. In general, each Fund experienced periods of outperformance and some periods of underperformance, which representatives of the Adviser explained to the satisfaction of the Independent Directors.
Cost of services provided and profits realized by the Adviser and its affiliates from the relationship with the Funds
. The Directors received information from the Adviser regarding the profitability of each Fund to the Adviser and its affiliates and the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating profitability. In addition, the Directors considered whether any direct or indirect collateral benefits inured to the Adviser as a result of its affiliation with the Funds. It was noted that each Fund has entered into an Administrative Services and Reimbursement Agreement with the Adviser pursuant to which the Adviser provides the Fund with certain personnel and services not otherwise provided under the relevant Advisory Agreement, which services are required for the operations of the Fund, and the Fund generally reimburses the Adviser on an at cost basis for such services.
The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale
. The Directors considered the extent to which economies of scale are relevant for the Funds. It was noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance. It was also noted that an investment objective of each Fund is to seek current income and that much of each Fund’s realized income is expected to be distributed to its shareholders through monthly dividends.
Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients
. The Board discussed the net management fee and net expense ratio comparisons set forth in the Strategic Insight report with representatives of the Adviser. For each Fund, the Fund’s contractual management fee was within the range of those of its Peer Group funds. Each Fund’s net total expense ratio at both managed and common asset levels ranked in the fourth quartile of its Peer Group and Morningstar Category. In considering the comparison of services rendered to and fees paid by each Fund to those under other investment advisory contracts, the Directors were aware of the nature of the investment strategies of each Fund and the fact that the relevant comparison funds may have investment strategies, restrictions and leverage different from those of the Fund. In regard to compensation paid to the Adviser with respect to other funds or accounts, the Adviser stated that none of the other funds or accounts advised by it or any of its affiliates are comparable to either Fund with respect to their investment strategies.
Conclusion
. After consideration of the factors discussed above, the Directors, including the Independent Directors, unanimously voted to approve each Advisory Agreement for an additional one-year term.

Semi-Annual Report  |  63

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
June 30, 2022 (unaudited)

Shareholder Meeting Results
On June 9, 2022, AFT held its Annual Meeting of Shareholders for the election of Directors and a change in the Fund’s fundamental investment restriction with respect to making loans. The results of the voting are as follows:

Name	For	Withheld

Glenn N. Marchak	8,614,206	599,520
Todd J. Slotkin	8,608,776	604,950
Elliot Stein, Jr.	8,616,036	597,690

	For	Against	Withheld	Non-Vote

Change in Fundamental Investment Restriction	6,480,666	268,373	305,587	2,159,099

On June 9, 2022, AIF held its Annual Meeting of Shareholders for the election of Directors. The results of the voting are as follows:

Name	For	Withheld

Glenn N. Marchak	10,240,243	2,049,844
Todd J. Slotkin	10,243,244	2,046,843
Elliot Stein, Jr.	10,242,302	2,047,786

64  |  Semi-Annual Report

Important Information About This Report

Investment Adviser
Apollo Credit Management, LLC
9 West 57th Street
New York, NY 10019
Administrator
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15
th
Avenue
Brooklyn, NY 11219
Custodian
U.S. Bank N.A.
Corporate Trust Services
1 Federal Street
Boston, MA 02110
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
Fund Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at
1-877-864-4834
and additional reports will be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2022 are available (i) without charge, upon request, by calling
1-877-864-4834
and (ii) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms
N-PORT
are available on the SEC’s website at http://www.sec.gov.

Semi-Annual Report  |  65

Important Information About This Report (continued)

Privacy Policy
We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.
What Information Do We Have About You?
We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”
With Whom Do We Share Your Personal Information?
We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.
Protecting the Confidentiality of Our Investor Information
Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.
Opt-Out
Notice
We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:
Apollo Credit Management, LLC
c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.
9 West 57th Street, 37th Floor, New York, NY 10019
Attn: Isabelle Gold
The ability to
opt-out
of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.
If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out
applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.
Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.
If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.
If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

66  |  Semi-Annual Report

9 West 57th Street, New York, NY 10019
1-877-864-4834
• www.apollofunds.com
06/30/22

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date August 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date August 23, 2022

By (Signature and Title) /s/ Kenneth Seifert
Kenneth Seifert, Treasurer and Chief Financial Officer
(principal financial officer)

Date August 23, 2022